UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2005
Sears Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51217	20-1920798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Beverly Road, Hoffman Estates, Illinois	60179
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(847) 286-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statement and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1: AMENDED AND RESTATED EMPLOYMENT AGREEMENT
EX-10.6 FORM OF NONQUALIFIED STOCK OPTION AGREEMENT
EX-10.7 FORM OF RESTRICTED SHARE AGREEMENT
EX-99.1 PRESS RELEASE
EX-99.2 PRESS RELEASE

Item 1.01	Entry Into a Material Definitive Agreement
      On March 24, 2005, Sears Holdings Corporation (“Holdings”) entered into a five-year Amended and Restated Employment Agreement with Aylwin Lewis (the “Lewis Agreement”) pursuant to which Mr. Lewis will serve as President of Holdings, Chief Executive Officer and President of Kmart Holding Corporation (“Kmart”) and Chief Executive Officer of Sears Retail. Mr. Lewis was also appointed to the Board of Directors of Holdings. The Lewis Agreement supersedes and replaces Mr. Lewis’ prior employment agreement with Kmart Management Corporation.
      Under the Lewis Agreement, Mr. Lewis will receive an annual salary of not less than $1,000,000, an annual bonus opportunity with a target amount equal to his annual salary, relocation benefits (including but not limited to guaranteed purchase of Mr. Lewis’ residence in Michigan at fair market value, and during the two-year period following consummation of the Mergers (as defined below) use of a company plane or other private aircraft for travel between Michigan and Chicago and costs associated with temporary housing) and other employee benefits and perquisites made available generally to Kmart’s other senior executives or, in Holdings’ discretion, Holdings’ senior executives or its employees generally. The Lewis Agreement also provides that Mr. Lewis will be deemed to be constructively terminated if neither Edward Lampert (the Chairman of Holdings) or Mr. Lewis becomes the Chief Executive Officer of Holdings if Alan Lacy is no longer Chief Executive Officer of Holdings. In such event, Mr. Lewis will receive his salary and continued welfare benefits for the lesser of three years or the remaining term of the Lewis Agreement, but not less than 12 months, and a pro-rata portion of the annual bonus for the year of termination.
      The foregoing description of the Lewis Agreement is qualified in its entirety by reference to the terms of such agreement which is attached hereto as Exhibit 10.1.
      Pursuant to Mr. Lewis’ Nonqualified Stock Option Agreement and Restricted Shares Agreement with Kmart, dated as of October 18, 2004 (collectively, the “October Equity Agreements”), Mr. Lewis was granted options to acquire 150,000 shares of Kmart common stock with an exercise price equal to $88.6150 (the fair market value of Kmart common stock on October 18, 2004), and 50,781 restricted shares of Kmart common stock (equal to $4,500,000 on October 18, 2004). These options and restricted shares vest in four installments on the last day of fiscal years 2005 through 2008, subject to his continued employment and, in the case of the restricted stock, to a performance condition. If Mr. Lewis’ employment is terminated without cause or as a result of constructive termination, these restricted shares will vest in full and options that would have vested within 12 months of the date of termination (but not less than one additional installment) will vest, and all vested options will remain exercisable for two years. These restricted shares also vest in full upon his death or disability. These grants of options and restricted shares were subject to receiving the approval of the Kmart stockholders on March 24, 2005, which was obtained.
      Pursuant to Mr. Lewis’ Restricted Share Agreement (the “March Equity Agreement” and, together with the October Equity Agreements, the “Lewis Equity Agreements”), that he executed with Kmart on March 24, 2005 immediately following the close of the Kmart stockholder meeting held on that date, Mr. Lewis was also granted an additional 8,011 restricted shares of Kmart common stock (equal to $1,000,000 on March 23, 2005, the trading day immediately prior to the closing date of the Mergers (as defined below)). These additional restricted shares vest in three installments on the last day of fiscal years 2005 through 2007, subject to his continued employment and to a performance condition. These restricted shares vest in full upon his death or disability. This grant of additional restricted shares was subject to receiving the approval of the Kmart stockholders on March 24, 2005, which was obtained.
      As a result of the consummation of the Mergers, these options and restricted shares were exchanged for restricted shares and options of Holdings on a one-for-one basis and are subject to the same vesting and restrictions. The foregoing description of the Lewis Equity Agreements is qualified in its entirety by reference to the terms of such agreements incorporated by reference hereto as Exhibits 10.2 through 10.4.
      Effective March 28, 2005, pursuant to the Employment Agreement with Alan Lacy dated as of November 16, 2004 (the “Lacy Agreement”), Holdings entered into a Restricted Share Agreement and a

Nonqualified Stock Option Agreement with Mr. Lacy (together, the “Lacy Equity Agreements”). Pursuant to the Lacy Equity Agreements, Mr. Lacy was granted 75,000 restricted shares of Holdings common stock and options to acquire 200,000 shares of Holdings common stock with an exercise price per share of $131.11 (the closing price of Holdings common stock on the Nasdaq National Market on March 28, 2005 (the “Grant Date”)). The options vest in four installments on each of the first four anniversaries of the Grant Date, and the restricted stock will vest in full on June 30, 2006, subject, in each case, to the continued employment of Mr. Lacy through the applicable vesting date. If Mr. Lacy’s employment is terminated by Holdings without cause or as a result of constructive termination, the restricted shares and options will vest in full and all vested options will remain exercisable for three years. The restricted shares and options also vest in full upon Mr. Lacy’s death or disability.
      A description of the Lacy Agreement is contained in the joint proxy statement-prospectus of Kmart and Sears, Roebuck and Co. (‘Sears”) dated February 18, 2005 that forms a part of Holdings’ registration statement on Form S-4 (File No. 333-120954) (the “Joint Proxy Statement-Prospectus”) under the caption “The Mergers — Interests of Directors and Executive Officers in the Mergers — Lacy Employment Agreement”, which is incorporated herein by reference.
      The foregoing description of the Lacy Agreement and the Lacy Equity Agreements is qualified in its entirety by reference to the terms of such agreements which are attached hereto or incorporated herein by reference as Exhibits 10.5 through 10.7.

Item 1.02	Termination of a Material Definitive Agreement
      On March 24, 2005, in connection with the consummation of the mergers (the “Mergers”) contemplated by the Agreement and Plan of Merger, dated as of November 16, 2004, by and among Holdings, Kmart, Sears, Roebuck and Co. (“Sears”), Kmart Acquisition Corp. and Sears Acquisition Corp. (the “Merger Agreement”), Sears Roebuck Acceptance Corp. (“SRAC”), a subsidiary of Holdings as a result of the Mergers, terminated the Three-Year Credit Agreement (the “Old Credit Agreement”) dated as of May 17, 2004, among SRAC, the banks, financial institutions and other institutional lenders parties thereto, Barclays Bank PLC, as syndication agent, Bank of America, N.A., Bank One, NA and Wachovia Bank National Association, as documentation agents, Citigroup Global Markets Inc. and Barclays Capital, the Investment Banking Division of Barclays Bank PLC, as joint lead arrangers and joint bookrunners, and Citibank, N.A., as administrative agent. The Old Credit Agreement was terminated in connection with the effectiveness of the New Credit Agreement as described under Item 8.01 below.
      Prior to its termination, the Old Credit Agreement provided for a $2,000,000,000 revolving credit facility. No material early termination penalties were incurred in connection with the termination of the Old Credit Agreement, and except as described below in this Item 1.02 and under Item 8.01, neither Holdings nor any of its affiliates has any material relationship with any of the other parties to the Old Credit Agreement other than in respect of the Old Credit Agreement.
      Sears and Citibank (USA) N.A. (an affiliate of Citigroup Global Markets Inc. and Citibank, N.A.) are parties to a long-term marketing and servicing alliance under which Citibank (USA) N.A. provides credit and customer service benefits to Sears’ proprietary and Gold MasterCard holders. In addition, Citibank (USA) N.A. supports Sears’ current zero-percent financing program.
      Deutsche Bank AG New York Branch, Morgan Stanley Bank, Lehman Brothers Bank, FSB and State Street Bank and Trust Company were Initial Lenders under the Old Credit Agreement. According to a statement on Schedule 13D filed with the Securities and Exchange Commission (the “SEC”) on March 10, 2005, Deutsche Bank AG was the beneficial owner of approximately 5.4% of Sears’ outstanding common stock.
      Morgan Stanley, an affiliate of Morgan Stanley Bank, was retained by Sears to act as its financial advisor and to provide a fairness opinion to Sears’ Board of Directors in connection with the Mergers. Sears paid Morgan Stanley a transaction fee of $25 million and reimbursement of expenses incurred in performing its services and agreed to indemnify Morgan Stanley, its affiliates, and their respective directors, officers, agents, employees and controlling persons against certain liabilities and expenses, including those arising under the federal securities laws, related to or arising out of Morgan Stanley’s engagement and any related transactions. In the past, Morgan Stanley and its affiliates have provided financial advisory and financing services for both Sears and Kmart and have received fees for rendering those services. Specifically, during the past three years, Morgan Stanley received from Sears approximately $13.9 million in connection with its investment banking activities (exclusive of fees related to the Mergers).
      Lehman Brothers was engaged by Kmart to act as its financial advisor and to provide a fairness opinion to Kmart’s Board of Directors with respect to the Mergers. As compensation for its services, Kmart paid Lehman Brothers a fee of $3,000,000 and reimbursement of expenses incurred in performing its services. In addition, Kmart agreed to indemnify Lehman Brothers for certain liabilities that may arise out of its engagement. Lehman Brothers in the past has rendered investment banking services to Kmart, Sears and their affiliates and received customary fees for those services.
      According to a statement on Schedule 13G filed with the SEC on February 17, 2005, State Street Bank and Trust Company beneficially owned approximately 10% of Sears’ outstanding common stock, including shares it held on behalf of participants in Sears’ 401(k) Savings Plan. State Street Bank and Trust Company provides investment management services to the Sears Pension Plan and serves as trustee of the Sears 401(k) Savings Plan and the Sears Puerto Rico Savings Plan. Through a joint venture with Citigroup, it also provides administrative services to the Sears 401(k) Plan and the Sears Pension Plan. In 2004, Sears and those plans together paid State Street Bank and Trust Company approximately $15.7 million for those and related services.

Item 3.02	Unregistered Sales of Equity Securities
      On March 25, 2005, pursuant to the Investment Agreement dated as of January 24, 2003, by and among Kmart Corporation, ESL Investments, Inc. and Third Avenue Trust (on behalf of certain investment series), as amended, as supplemented by the Agreement, dated as of January 31, 2005, by and among Kmart, Holdings, ESL Partners, L.P., ESL Investors, L.L.C., ESL Institutional Partners, L.P., and CRK Partners II, L.P., as amended (the “Investment Agreement”), ESL Institutional Partners, L.P. exercised options to purchase 33,885 shares of Holdings common stock, CRK Partners, LLC exercised options to purchase 100 shares of Holdings common stock, ESL Partners, L.P. exercised options to purchase 4,760,100 shares of Holdings common stock and ESL Investors, L.L.C. exercised options to purchase 1,681,300 shares of Holdings common stock. In accordance with the Investment Agreement, Holdings issued such number of shares of its common stock upon receipt on March 25, 2005 of the payment of the exercise prices for such options in the amounts of $440,505 from ESL Institutional Partners, L.P., $1,300 from CRK Partners, LLC, $61,881,300 from ESL Partners, L.P., and $21,856,900 from ESL Investors, L.L.C. As a result of these transactions, ESL Institutional Partners, L.P., CRK Partners, LLC, ESL Partners, L.P. and ESL Investors, L.L.C. do not own any more options to purchase shares of Holdings pursuant to the Investment Agreement. The transactions were exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act on the basis that such transactions did not involve a public offering.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
      The Holdings board of directors is currently comprised of the following persons: Edward S. Lampert (Chairman), Alan J. Lacy, Aylwin B. Lewis, Donald J. Carty, William C. Crowley, Julian C. Day, Michael A. Miles, Steven T. Mnuchin, Ann N. Reese and Thomas J. Tisch. Each of the directors will hold office until the 2006 annual meeting of Holdings’ stockholders, or until or until his or her successor is duly elected and qualified.
      The following persons have been named to: (i) Holdings’ Audit Committee: Ms. Reese and Messrs. Carty and Mnuchin, (ii) Holdings’ Compensation Committee: Ms. Reese and Messrs. Lampert and

Tisch, and (iii) Holdings’ Nominating and Corporate Governance Committee: Messrs. Miles, Mnuchin and Tisch.
      The following persons have been appointed to the following offices of Holdings: (i) Alan J. Lacy, Vice Chairman and Chief Executive Officer, (ii) Aylwin B. Lewis, President, and (iii) William C. Crowley, Executive Vice President and Chief Financial Officer.
      The information required by Items 401(b), (d) and (e) and 404(a) of Regulation S-K that is set forth in (i) the Joint Proxy Statement-Prospectus, (ii) Sears’ Annual Report on Form 10-K for the fiscal year ended January 1, 2005 filed with the SEC on February 24, 2005, and (iii) Kmart’s Annual Report on Form 10-K for the fiscal year ended January 26, 2005 filed with the SEC on March 9, 2005, is incorporated herein by reference.
      In addition, on March 24, 2005, William K. Phelan was appointed Vice President and Controller of Holdings. Mr. Phelan, who is 42 years old, has been Assistant Controller of Sears since 2000. Holdings entered into an employment letter agreement with Mr. Phelan on March 24, 2005, pursuant to which Mr. Phelan is entitled to a base salary, severance of six months’ base salary at the time of termination for involuntary termination of employment, participation in an annual incentive plan and a long term incentive plan, and participation in all employee benefit programs on a basis no less favorable than other executives of his level. In addition, Mr. Phelan agreed to enter into customary severance, non-compete, confidentiality and non-solicitation of employees agreements and also agreed not to aid, assist or render services to any competition of Holdings for six months following termination of employment.

Item 7.01	Regulation FD Disclosure
      On March 28, 2005 and March 30, 2005, Holdings issued press releases announcing the preliminary and final results of the cash and stock elections made by Sears shareholders in connection with the Mergers. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively.

Item 8.01	Other Events
      As previously disclosed by Kmart in its Current Report on Form 8-K filed on February 28, 2005, Holdings is party to a five-year credit agreement (the “New Credit Agreement”), dated as of February 22, 2005, among Holdings, Sears Roebuck Acceptance Corp. and Kmart Corporation as borrowers, and the banks, financial institutions and other institutional lenders listed on the signature pages thereof, Citicorp USA, Inc. and Bank of America, N.A. as syndication agents, Barclays Bank PLC, Lehman Commercial Paper Inc., HSBC Bank USA, Merrill Lynch Bank USA, Morgan Stanley Bank, The Royal Bank of Scotland, PLC and Wachovia Bank National Association as documentation agents, J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Banc of America Securities LLC as lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A., as administrative agent. The New Credit Agreement became effective concurrently with the consummation of the Mergers.
      Also, as previously disclosed by Kmart in its Current Report on Form 8-K filed on March 8, 2005, on March 2, 2005, the Audit Committee of Holdings selected Deloitte & Touche LLP to be Holdings’ independent registered public accountant.

Item 9.01	Financial Statement and Exhibits
      (c) Exhibits

Exhibit No.	Description

Exhibit 10.1	Amended and Restated Employment Agreement dated as of March 24, 2005 between Sears Holdings Corporation and Aylwin Lewis.

Exhibit 10.2	Form of Nonqualified Stock Option Agreement between Kmart Holding Corporation and Aylwin Lewis (filed as Exhibit No. 4.4 to Sears Holdings Corporation’s Form S-8, filed on March 24, 2005 (File No. 333-123544) and incorporated herein by reference).

Exhibit No.	Description

Exhibit 10.3	Form of Restricted Share Agreement between Kmart Holding Corporation and Aylwin Lewis (filed as Exhibit No. 4.5 to Sears Holdings Corporation’s Form S-8, filed on March 24, 2005 (File No. 333-123544) and incorporated herein by reference).

Exhibit 10.4	Form of Restricted Share Agreement between Kmart Holding Corporation and Aylwin Lewis (filed as Exhibit No. 4.6 to Sears Holdings Corporation’s Form S-8, filed on March 24, 2005 (File No. 333-123544) and incorporated herein by reference).

Exhibit 10.5	Employment Agreement, dated as of November 16, 2004, among Alan J. Lacy, Kmart Holding Corporation and Sears, Roebuck and Co. (filed as Exhibit No. 10.1 to Sears, Roebuck and Co.’s Form 8-K, filed on November 18, 2004 (File No. 001-00416) and incorporated herein by reference).

Exhibit 10.6	Nonqualified Stock Option Agreement, dated as of March 28, 2005, between Sears Holdings Corporation and Alan Lacy.

Exhibit 10.7	Restricted Share Agreement, dated as of March 28, 2005, between Sears Holdings Corporation and Alan Lacy.
Exhibit 99.1	Press release issued on March 28, 2005.
Exhibit 99.2	Press release issued on March 30, 2005.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

By: /s/ William C. Crowley

Name: William C. Crowley
Title: Executive Vice President and
Chief Financial Officer
Date: March 30, 2005

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Amended and Restated Employment Agreement dated as of March 24, 2005 between Sears Holdings Corporation and Aylwin Lewis.
Exhibit 10.2	Form of Nonqualified Stock Option Agreement between Kmart Holding Corporation and Aylwin Lewis (filed as Exhibit No. 4.4 to Sears Holdings Corporation’s Form S-8, filed on March 24, 2005 (File No. 333-123544) and incorporated herein by reference).
Exhibit 10.3	Form of Restricted Share Agreement between Kmart Holding Corporation and Aylwin Lewis (filed as Exhibit No. 4.5 to Sears Holdings Corporation’s Form S-8, filed on March 24, 2005 (File No. 333-123544) and incorporated herein by reference).
Exhibit 10.4	Form of Restricted Share Agreement between Kmart Holding Corporation and Aylwin Lewis (filed as Exhibit No. 4.6 to Sears Holdings Corporation’s Form S-8, filed on March 24, 2005 (File No. 333-123544) and incorporated herein by reference).
Exhibit 10.5	Employment Agreement, dated as of November 16, 2004, among Alan J. Lacy, Kmart Holding Corporation and Sears, Roebuck and Co. (filed as Exhibit No. 10.1 to Sears, Roebuck and Co.’s Form 8-K, filed on November 18, 2004 (File No. 001-00416) and incorporated herein by reference).
Exhibit 10.6	Nonqualified Stock Option Agreement, dated as of March 28, 2005, between Sears Holdings Corporation and Alan Lacy.
Exhibit 10.7	Restricted Share Agreement, dated as of March 28, 2005, between Sears Holdings Corporation and Alan Lacy.
Exhibit 99.1	Press release issued on March 28, 2005.
Exhibit 99.2	Press release issued on March 30, 2005.